FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported: March 3, 2005

CHARTWELL INTERNATIONAL, INC.
--------------------------------
(Exact name of registrant as specified in its charter)

     Nevada                         000-27395                    95-3979080
-------------------                     ----------------             -----------------
(State or other                       (Commission                   (IRS Employer
jurisdiction                                           of File Number)                        Identification No.)
incorporation)

333 South Allison Parkway, Suite 100, Lakewood, CO 80226
- -------------------------------------------------- ---------
(Address of principal executive offices) (Postal Code)

Registrant's telephone number, including area code: (303) 804-0100
--------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

None

Item 1.02 Termination of a Material Definitive Agreement

None

Item 1.03 Bankruptcy or Receivership

None

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

None

Item 2.02 Results of Operations and Financial Condition

None

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

None

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

None

Item 2.05 Costs Associated with Exit or Disposal Activities

Item 2.06 Material Impairments

None

Section 3 - Securities Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

None

Item 3.02 Unregistered Sales of Equity Securities

None

Item 3.03 Material Modification to Rights of Security Holders

None

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Account

None

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

None.

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

None

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

None

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

None

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

None

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

None

Section 6 - [Reserved]

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

None

Section 8 - Other Events

Item 8.01 Other Events

On March 3, 2005 Chartwell International, Inc. (CWII.OB) filed an 8-K declaring a divdend one share of its wholly owned subsidiary, Kingsley Capital, Inc. ("Kingsley"), for each share of Chartwell owned.  Chartwell International has amended its record date, reported on March 3, 2005, for the dividend of shares of Kingsley Capital, Inc., its subsidiary, to March 18, 2005. All shares being issued in the dividend of Kingsley Capital, Inc. are restricted, and Kingsley Capital, Inc. is not a publicly traded company. It is the intent that Kingsley Capital, Inc. be the liquidation vehicle for non-operating assets from Chartwell.  For any questions contact Janice Jones at 303.804.0100

                        Signatures

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 3, 2005                         CHARTWELL INTERNATIONAL, INC.
                                   By: /s/ Janice Jones
                                                              ----------------------------------------
                                                              Dr. Janice Jones, CEO